PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated May 1, 2021

Supplement dated September 30, 2021

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update expense example, sub-adviser, and total annual underlying mutual fund operating expense information associated with the PGIM 60/40 Allocation Fund, effective September 29, 2021.

PROSPECTUS CHANGES

1.Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled “Summary of Contract Charges and Expenses” we are replacing the tables entitled “Total Annual Underlying Mutual Fund Operating Expense” and “Underlying Mutual Fund Portfolio Annual Expenses” with the following:

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expense	0.63%	0.85%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
PGIM Balanced Fund (Class Z) [7]	0.65%	0.20%	0.00%	0.85%
PGIM 60/40 Allocation Fund (Class R6) [8]	0.02%	0.25%	0.36%	0.63%
7Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made, pursuant to the terms detailed in the underlying fund’s prospectus.
8The manager has contractually agreed, through November 30, 2022, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2022 without the prior approval of the fund’s Board of Trustees.

2021-PROSUPP-8-PRSA III

2.Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled “Expense Example” we are replacing the example with the following:

EXAMPLE:
1 yr	3 yrs	5 yrs	10 yrs
$412	$1,247	$2,097	$4,289

3.    Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 2:
What Investment Options Can I Choose?

(a)Under the sub-section entitled “Variable Investment Options” we are replacing the first sentence of the second paragraph with the following:

This Contract offers portfolios managed by PGIM Investments LLC, QMA LLC, PGIM Quantitative Solutions LLC, PGIM Fixed Income, and/or PGIM Limited, all of which are affiliated companies of PRIAC (“Affiliated Portfolios”).

(b)In the “Variable Investment Options” sub-section, in the chart that lists each portfolio’s investment style, objective, and adviser/sub-adviser information, we are updating the sub-adviser for the PGIM 60/40 Allocation Fund to PGIM Quantitative Solutions LLC.

4.Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?
We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.85% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.63% annually. For additional information about fund fees, please consult the fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2021-PROSUPP-8-PRSA III